SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 30, 2009

CITIZENS COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Wisconsin
(State or other jurisdiction of incorporation)

001-33003	20-5120010
(Commission File Number)	(I.R.S. Employer I.D. Number)

2174 EastRidge Center, Eau Claire, Wisconsin	54701
(Address of Principal Executive Offices)	(Zip Code)

715-836-9994
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02  Results of Operations and Financial Condition

On November 4, 2009, Citizens Community Bancorp, Inc. (the "Corporation") issued a press release (the "Press Release") announcing preliminary results for the fourth quarter ended September 30, 2009.  A copy of the Press Release is attached as Exhibit 99.1 to this report.

Section 7 – Regulation FD

Item 7.01  Regulation FD Disclosure.

As part of the Press Release, the Corporation announced a change in the risk-based capital status of the Corporation's bank subsidiary, Citizens Community Federal (the "Bank"), effective as of October 30, 2009, the date of the filing of the Corporation's Thrift Financial Report with its primary bank regulator, the Office of Thrift Supervision ("OTS").  Commencing as of the filing date of the Thrift Financial Report, the Bank is classified as "adequately capitalized" under the applicable OTS regulations.

                The attached Exhibit 99.1 is furnished pursuant to Items 2.02 and 7.01 of Form 8-K.

                The information in these Items 2.02 and 7.01 of this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)    Exhibits

         The following exhibit is furnished herewith:

         Exhibit 99.1 – Press Release of Citizens Community Bancorp, Inc., issued November 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS COMMUNITY BANCORP, INC.
Date:  November 4, 2009
BY /s/ John Zettler
       John Zettler, Chief Financial Officer